UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

DEERFIELD TRIARC CAPITAL CORP.

(Exact name of registrant as specified in its charter)

MARYLAND	1-32551	20-2008622

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

6250 North River Road
Rosemont, IL		60018

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 380-1600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 7, 2007, Deerfield Triarc Capital Corp. (“DFR") issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2007. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01. Other Events.

As previously reported, a definitive agreement was signed on April 19, 2007 pursuant to which DFR will acquire Deerfield & Company LLC (“Deerfield”), in which Triarc Companies, Inc. (“Triarc”) owns a controlling interest. In connection therewith, on August 7, 2007, Triarc disclosed the following information to DFR:

•

Deerfield’s asset management and related fees increased $1.0 million to $16.8 million in the second quarter of 2007 from $15.8 million in the second quarter of 2006, which is net of a $0.8 million decrease in incentive fees from DFR in the second quarter of 2007 as compared to the second quarter of 2006.

•

As of August 1, 2007, Deerfield had approximately $14.8 billion of assets under management (“AUM”), consisting of approximately $12.9 billion in 30 collateralized debt obligation vehicles (“CDOs”) and a structured loan fund (including $895.6 million in CDOs in which DFR owns 100% of the equity interests), approximately $837.6 million in four hedge funds, approximately $762.0 million of DFR assets and approximately $345.0 million in several managed accounts.

•

Although market conditions for asset securitizations are currently difficult, Deerfield and DFR launched DFR Middle Market CLO Ltd., a $300 million middle market collateralized loan obligation (“CLO”) transaction on July 17, 2007. Additionally, Deerfield launched Bryn Mawr CLO II, Ltd., a $465 million (fully ramped) bank loan CLO on July 31, 2007 and on August 2, 2007 Deerfield also launched its second Euro CLO, Gillespie CLO PLC, a 300 EUR (approximately $410 million) CLO. The assets in Gillespie CLO PLC are not included in the August 1, 2007 AUM reported above.

•	Deerfield’s cost of services, excluding depreciation and amortization, increased $0.4 million to $6.3 million in the second quarter of 2007 from $5.9 million in the second quarter of 2006.

•

In accordance with Deerfield’s revenue recognition accounting policy, incentive fees relating to investment funds that are based upon performance are recognized when the amounts become fixed and determinable upon the close of a performance period, which is generally at the end of the fourth quarter. During the fourth quarter of 2006, Deerfield recognized approximately $17.0 million of incentive fees from such investment funds other than DFR. Based on the performance of these funds in 2007, Deerfield expects to recognize a significantly lower amount of incentive fees during the fourth quarter of 2007. In that regard, as of the end of the second quarter of 2006, Deerfield had contingently earned but not recognized approximately $5.2 million in incentive fees, whereas Deerfield had not contingently earned any such incentive fees as of the end of the second quarter of 2007.

•

The credit markets have recently experienced increased volatility and widening of credit spreads triggered by the higher default rates in the subprime mortgage market, which could, for at least the near term, negatively impact future management and related fees from CDOs and incentive fees, the extent of which Deerfield is unable to predict.

•

The reduced liquidity currently experienced by the credit markets could materially limit Deerfield’s ability to increase its assets under management if such conditions were to continue for a prolonged period of time.

The statements in this Current Report that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Deerfield Triarc Capital Corp. (“Deerfield Triarc” or the “company”) and Deerfield & Company LLC (“Deerfield”) and statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our and Deerfield’s current expectations, speak only as of the date of this Current Report and are susceptible to a number of risks, uncertainties and other factors. Our and Deerfield’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include higher than expected prepayment rates on the mortgages underlying our mortgage securities holdings; our inability to obtain favorable interest rates or margin terms on the financing that we need to leverage our mortgage securities and other positions; increased rates of default on our loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans; flattening or inversion of the yield curve (short term rates increasing at greater rate than longer term rates), reducing our net interest income on our financed mortgage securities positions; our inability adequately to hedge our holdings sensitive to changes in interest rates; narrowing of credit spreads, thus decreasing our net interest income on future credit investments (such as bank loans); changes in REIT qualification requirements, making it difficult for us to conduct our investment strategy; lack of availability of qualifying real estate-related investments; disruption in the services we receive from our Manager, such as loss of key portfolio management personnel; our inability to continue to issue collateralized debt obligation vehicles (which can provide us with attractive financing for our debt securities investments); adverse changes in accounting principles, tax law, or legal/regulatory requirements; competition with other REITs for investments with limited supply; changes in the general economy or the debt markets in which we invest; the recent dislocations in the sub-prime mortgage sector and weakness in the broader mortgage market, and their potential effect on our ability to obtain financing, our financing costs, the marketability and value of our portfolio securities, our book value, our compliance with REIT qualification requirements, and other aspects of our business; the various risks relating to the Deerfield transaction, including the dilution of our common stock, the indebtedness we will incur to complete the transaction, the ongoing risks of Deerfield’s business (such as the decline in advisory fee revenue due to weak investment performance or withdrawal of client assets under management) and Deerfield’s revenue being subject to income tax; and other risks and uncertainties disclosed from time to time in our filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Current Report as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued by the Company on August 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD TRIARC CAPITAL CORP.

	By:	/s/ Frederick L. White
Frederick L. White
Senior Vice President, General Counsel and
Secretary

Dated: August 8, 2007